                                                              EXHIBIT 10.31





                                WAIVER AGREEMENT

      This Waiver Agreement dated August 28, 2006 is between Putnam OTC and Emerging Growth Fund ("Putnam OTC"); TH Lee, Putnam Emerging Opportunities Portfolio ("TH Lee"); Putnam Technology Fund ("Technology"); Putnam World Trust II - Putnam Emerging Information Sciences Fund ("World Trust"); Putnam Discovery Growth Fund ("Discovery"); EMC Investment Corporation ("EMC"); Van Wagoner Crossover Fund, L.P. ("Crossover"); Van Wagoner Capital Partners, L.P. ("Capital Partners"); Wheatley Partners III, L.P. ("Wheatley Partners"); Wheatley Associates III, L.P. ("Wheatley Associates"); Wheatley Foreign Partners III, L.P. ("Wheatley Foreign"); Sprout IX Plan Investors, L.P. ("Sprout IX"); Sprout Entrepreneurs Fund, L.P. ("Sprout Entrepreneurs"); Sprout Capital IX, L.P. ("Sprout Capital"); DLJ Capital Corporation ("DLJ"); Camelot Capital L.P. ("Camelot"); Camelot Capital II L.P. ("Camelot II"); Camelot Offshore Fund Limited ("Camelot Offshore") and CommVault Systems, Inc. ("CommVault").

                                    RECITALS

      WHEREAS Putnam OTC, TH Lee, Technology, Crossover, EMC, Wheatley Partners, Wheatley Associates, Wheatley Foreign (collectively, the "2002 Investors") and CommVault are parties to a Series CC Purchase Agreement dated as of February 14, 2002 (the "2002 Agreement");

      WHEREAS TH Lee, Putnam OTC, World Trust, Discovery, Sprout IX, Sprout Entrepreneurs, Sprout Capital, DLJ, Wheatley Partners, Wheatley Associates, Wheatley Foreign, Capital Partners, Camelot, Camelot II, Camelot Offshore (collectively, the "2003 Investors") and CommVault are parties to a Series CC Purchase Agreement dated as of September 2, 2003 (the "2003 Agreement");

      WHEREAS Section 5(g) of the 2002 Agreement and Section 5(e) of the 2003 Agreement provide for the holders of the Series CC preferred stock, including the 2002 Investors and the 2003 Investors, respectively, to have preemptive rights if CommVault proposes to issue additional capital stock (the "Preemptive Rights");

      WHEREAS on March 2, 2006, CommVault provided notice to the holders of the Series CC preferred stock, including the 2002 Investors and the 2003 Investors of CommVault's desire to issue capital stock in an initial public offering (the "IPO") pursuant to Section 5(g) of the 2002 Agreement and Section 5(e) of the 2003 Agreement, and such notice expires as of August 29, 2006; and

      WHEREAS CommVault filed a Registration Statement on Form S-1 (File No:
333-132550) (the "Registration Statement") for the IPO, and desires to enter into this waiver agreement to facilitate the completion of the IPO;
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      NOW THEREFORE, the 2002 Investors and the 2003 Investors, as appropriate, and CommVault agree as follows:

      1. Notwithstanding Section 5(g) of the 2002 Agreement and Section 5(e) of the 2003 Agreement, CommVault shall not be required to comply with such sections in connection with the sale of capital stock in the IPO pursuant to the Registration Statement.

      2. Except as otherwise specifically amended or modified by this Agreement, all terms of the 2002 Agreement and the 2003 Agreement shall remain in full force and effect.

      3. A copy of the Agreement and Declaration of Trust of each Putnam fund or series investment company (each a "Fund") that is a Massachusetts business trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the relevant Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of such Fund..

                                    * * * * *
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      IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                                    COMMVAULT SYSTEMS, INC.

                                    By: /s/ N. Robert Hammer
                                        ----------------------------------------
                                    Name:   N. Robert Hammer
                                          --------------------------------------
                                    Title:  Chairman, President and CEO
                                           -------------------------------------
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                                    PUTNAM OTC AND EMERGING GROWTH FUND

                                    By: Putnam Investment Management, LLC

                                    By: /s/Rick M. Wynn, Jr.
                                        ----------------------------------------
                                    Name:  Rick M. Wynn, Jr.
                                          --------------------------------------
                                    Title: Managing Director
                                           -------------------------------------
                                    Shares under the 2002 Agreement: 1,277,547
                                    Shares under the 2003 Agreement: 239,540

                                    TH LEE, PUTNAM INVESTMENT TRUST -
                                    TH LEE, PUTNAM EMERGING OPPORTUNITIES
                                    PORTFOLIO

                                    By: TH Lee, Putnam Capital Management, LLC

                                    By: /s/ Rick M. Wynn, Jr.
                                        ----------------------------------------
                                    Name:   Rick M. Wynn, Jr.
                                          --------------------------------------
                                    Title:  Managing Director
                                           -------------------------------------
                                    Shares under the 2002 Agreement: 1,916,321
                                    Shares under the 2003 Agreement: 319,387

                                    PUTNAM DISCOVERY GROWTH FUND
                                    (Formerly Putnam Voyager Fund II successor in interest by way of merger to Putnam Funds Trust - Putnam Technology Fund)

                                    By: /s/ Rick M. Wynn, Jr.
                                        ----------------------------------------
                                    Name:   Rick M. Wynn, Jr.
                                          --------------------------------------
                                    Title:  Managing Director
                                           -------------------------------------
                                    Shares under the 2002 Agreement: 319,387

                                    PUTNAM WORLD TRUST II - PUTNAM EMERGING
                                    INFORMATION SCIENCES FUND

                                    By: The Putnam Advisory Company, LLC

                                    By: /s/ Rick M. Wynn, Jr.
                                        ----------------------------------------
                                    Name:   Rick M. Wynn, Jr.
                                          --------------------------------------
                                    Title:  Managing Director
                                           -------------------------------------
                                    Shares under the 2003 Agreement: 159,693

                                    PUTNAM DISCOVERY GROWTH FUND

                                    By: Putnam Investment Management, LLC

                                    By: /s/ Rick M. Wynn, Jr.
                                        ----------------------------------------
                                    Name:   Rick M. Wynn, Jr.
                                          --------------------------------------
                                    Title:  Managing Director
                                           -------------------------------------
                                    Shares under the 2003 Agreement: 79,847

                                    EMC INVESTMENT CORPORATION

                                    By:/s/ Paul T. Dacier
                                       -----------------------------------------
                                    Name:  Paul T. Dacier
                                          --------------------------------------
                                    Title: President
                                           -------------------------------------
                                    Shares under the 2002 Agreement: 638,774
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                                    VAN WAGONER CROSSOVER FUND, L.P.

                                    By: /s/ Garrett Van Wagoner
                                        ----------------------------------------
                                    Name:   Garrett Van Wagoner
                                          --------------------------------------
                                    Title:  General Partner
                                           -------------------------------------
                                    Shares under the 2002 Agreement: 638,774

                                    VAN WAGONER CAPITAL PARTNERS, L.P.

                                    By: /s/ Garrett Van Wagoner
                                        ----------------------------------------
                                    Name:   Garrett Van Wagoner
                                          --------------------------------------
                                    Title:  General Partner
                                           -------------------------------------
                                    Shares under the 2003 Agreement: 15,969
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                                    WHEATLEY PARTNERS III, L.P.
                                    By: Wheatley Partners III LLC, its General
                                        Partner

                                    By: /s/ Barry Rubenstein
                                        ----------------------------------------
                                    Name:   Barry Rubenstein
                                          --------------------------------------
                                    Title:  CEO
                                           -------------------------------------
                                    Shares under the 2002 Agreement: 446,162
                                    Shares under the 2003 Agreement: 335,296

                                    WHEATLEY ASSOCIATES III, L.P.
                                    By: Wheatley Partners III LLC, its General
                                        Partner

                                    By: /s/ Barry Rubenstein
                                        ----------------------------------------
                                    Name:   Barry Rubenstein
                                          --------------------------------------
                                    Title:  CEO
                                           -------------------------------------
                                    Shares under the 2002 Agreement: 95,860
                                    Shares under the 2003 Agreement: 69,958

                                    WHEATLEY FOREIGN PARTNERS III, L.P.
                                    By: Wheatley Partners III LLC, its General
                                        Partner

                                    By: /s/ Barry Rubenstein
                                        ----------------------------------------
                                    Name:   Barry Rubenstein
                                          --------------------------------------
                                    Title:  CEO
                                           -------------------------------------
                                    Shares under the 2002 Agreement: 96,752
                                    Shares under the 2003 Agreement: 73,826
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                                    DLJ CAPITAL CORPORATION

                                    By: /s/ Amy M. Yeung
                                        ----------------------------------------
                                    Name:   Amy M. Yeung
                                          --------------------------------------
                                    Title:  Vice President
                                           -------------------------------------
                                    Shares under the 2003 Agreement: 3,899

                                    SPROUT IX PLAN INVESTORS, L.P.
                                    By: DLJ LBO Plans Management Corporation II
                                    Its: General Partner

                                    By: /s/  Amy M. Yeung
                                        ----------------------------------------
                                    Name: Amy M. Yeung
                                          --------------------------------------
                                    Its:  Attorney-in-Fact
                                         ---------------------------------------
                                    Shares under the 2003 Agreement: 82,149

                                    SPROUT ENTREPRENEURS FUND, L.P.
                                    By: DLJ Capital Corporation
                                    Its: Managing General Partner

                                    By: /s/ Amy M. Yeung
                                        ----------------------------------------
                                    Name:   Amy M. Yeung
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------
                                    Shares under the 2003 Agreement: 7,011

                                    SPROUT CAPITAL IX, L.P.
                                    By: DLJ Capital Corporation
                                    Its: Managing General Partner

                                    By: /s/ Amy M. Yeung
                                        ----------------------------------------
                                    Name:   Amy M. Yeung
                                          --------------------------------------
                                    Title:  Vice President
                                           -------------------------------------
                                    Shares under the 2003 Agreement: 1,778,878



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                                    CAMELOT CAPITAL L.P.

                                    By: /s/ Scott Smith
                                        ----------------------------------------
                                    Name:   Scott Smith
                                          --------------------------------------
                                    Title:  Managing Partner
                                           -------------------------------------
                                    Shares under the 2003 Agreement: 220,383

                                    CAMELOT CAPITAL II L.P.

                                    By:   /s/ Scott Smith
                                        ----------------------------------------
                                    Name: /s/ Scott Smith
                                          --------------------------------------
                                    Title: Managing Partner
                                           -------------------------------------
                                    Shares under the 2003 Agreement: 15,763

                                    CAMELOT OFFSHORE FUND LIMITED

                                    By: /s/ Scott Smith
                                        ----------------------------------------
                                    Name:   Scott Smith
                                          --------------------------------------
                                    Title:  Managing Director
                                           -------------------------------------
                                    Shares under the 2003 Agreement: 83,241